Exhibit 99.1

AGBA Acquisition Limited Announces Business Combination Agreement with TAG Companies

The post-combination combined company is expected to trade on the NASDAQ after closing under the same ticker symbol

●	AGBA Acquisition Limited (“AGBA”) has entered into a business combination agreement with TAG Holdings Limited (“TAG”) and its wholly-owned subsidiaries TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings Limited (“OPH”), and TAG Asia Capital Holdings Limited (“Fintech”).

●	OPH and Fintech (“Platform Businesses”) form an integral part of TAG’s wider portfolio of companies.

●	The deal gives the Platform Businesses a combined base enterprise value of US$555 million. In addition, AGBA and the Platform Businesses will aim to ensure that the post-combination combined company shall receive a sufficient amount to fund its agreed business plans and operations in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 comprised of (i) amounts not redeemed from AGBA’s trust account and (ii) amounts raised in private investment in public equity (PIPE).

New York, NY — November 4, 2021 — AGBA Acquisition Limited (“AGBA”) (NASDAQ: AGBA, AGBAU, AGBAW, AGBAR), a special purpose acquisition company, announced today that it has entered into a business combination agreement (the “Business Combination Agreement”) with TAG Holdings Limited (“TAG”), a British Virgin Islands diversified financial holding company, and its wholly-owned subsidiaries, TAG International Limited, a British Virgin Islands business company engaged in business-to-business services (“B2B”), TAG Asset Partners Limited, a wholly-owned subsidiary of B2B (“B2BSub”), OnePlatform International Limited, a wholly owned subsidiary of B2BSub (“HKSub”), OnePlatform Holdings Limited, a Hong Kong-headquartered company that engages in business-to-business services through its wholly-owned subsidiaries (“OPH”), and TAG Asia Capital Holdings Limited, a British Virgin Islands business company which engages in the financial technology sector through its wholly-owned subsidiaries (“Fintech”). As part of the transaction, OPH will first become a subsidiary of B2B through a merger with HKSub, following which AGBA will form two wholly-owned subsidiaries which will merge with B2B and Fintech, respectively, with B2B and Fintech as the surviving entities (the “Acquisition Merger”).

In consideration of the Acquisition Merger, AGBA will issue 55,500,000 ordinary shares with a deemed price per share of US$10.00, as directed by TAG, in its capacity as the sole shareholder of B2B and Fintech. Upon the completion of the business combination, the parties plan for the combined company to be NASDAQ-listed under AGBA’s current ticker symbol – AGBA. The post-combination combined company of the Platform Businesses (the “Combined Company”) thereby will become a publicly listed company.

“We are thrilled to partner with AGBA to create a unique market-leading personal ‘wealth and health’ platform company in the Greater Bay Area (GBA). As the GBA is one of the world’s largest financial services markets, with an overall economy size of US$1.7 trillion, we are honoured to create a digital ecosystem that offers full-suite financial products and services to individual and corporate customers, by leveraging existing infrastructure, customer base and business partners to optimize customer experience empowered by technology. We are particularly well-positioned to capture opportunities emerging from the Wealth Management Connect and Insurance Connect schemes. The Combined Company will enable our digital transformation and further strengthen our competitive advantages in procuring and financing new clients and partners,” said Wing-Fai Ng, President of TAG.

“A successful SPAC needs to be thoughtful about all phases of the SPAC life-cycle, from target search, diligence, post combination value-add through to public market stakeholder management. Our mission at AGBA is to partner with fundamentally attractive enterprises as they journey into the U.S. public markets and create sustainable value for shareholders. We are extremely honored to become associated with OnePlatform Holdings Limited and TAG Asia Capital Holdings Limited, companies with an accomplished management team, as they develop innovative financial products and services to address customers’ evolving needs. We look forward to working together to complete the business combination,” said Gordon Lee, CEO of AGBA.

Key Transaction Terms

Under the terms of the Business Combination Agreement, through the Acquisition Merger AGBA will acquire all of the issued and outstanding equity securities of each of the Platform Businesses in consideration for the issuance of 55,500,000 AGBA ordinary shares, as directed by TAG, in its capacity as the sole shareholder of the B2B and Fintech.

Loeb & Loeb LLP is acting as legal advisor to AGBA and Dechert LLP is acting as legal advisor to TAG and its subsidiaries.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement relating to the transaction, a copy of which will be filed by AGBA with the SEC as an exhibit to a Current Report on Form 8-K.

About The Platform Businesses

OnePlatform Holdings Limited (“OPH”) and TAG Asia Capital Holdings Limited (“Fintech”) (collectively “Platform Businesses”) form an integral part of TAG’s wider portfolio of companies. Through their wholly-owned subsidiaries, OPH is engaged in business-to-business (or B2B) services and Fintech is engaged in the financial technology or fintech business. The Platform Businesses are wholly-owned by TAG Holdings Limited (“TAG”).

About AGBA Acquisition Limited

AGBA Acquisition Limited is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. AGBA’s efforts to identify a prospective target business are not limited to a particular industry or geographic region, although it has focused on operating businesses in the healthcare, education, entertainment and financial services sectors that have their principal operations in China.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of AGBA, TAG, B2B, B2BSub, HKSub, OPH, and Fintech, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results of AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech or other conditions to closing in the Business Combination Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the Business Combination Agreement; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the Combined Company’s ordinary shares on NASDAQ following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that the AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the definitive proxy statement and registration statement on Form S-1 that will be filed by AGBA (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by AGBA, TAG, B2B, B2BSub, HKSub, OPH, and/or Fintech. AGBA, TAG, B2B, B2BSub, HKSub, OPH, and Fintech caution that the foregoing list of factors is not exclusive. AGBA, TAG, B2B, B2BSub, HKSub, OPH, and Fintech caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither AGBA, TAG, B2B, B2BSub, HKSub, OPH, nor Fintech undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

Important Information

AGBA Acquisition Limited (“AGBA”), and its respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of AGBA ordinary shares in respect of the proposed transaction described herein. Information about AGBA’s directors and executive officers and their ownership of AGBA’s ordinary shares is set forth in ABGA’s Annual Report on Form 10-K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

In connection with the transaction described herein, AGBA will file relevant materials with the SEC including a preliminary proxy statement and a registration statement on Form S-1, or other appropriate form. Promptly after the registration statement is declared effective and the SEC has completed its review of the proxy statement, AGBA will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT AGBA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGBA, TAG, TAG’S SUBSIDIARIES, AND THE TRANSACTION. The proxy statement, registration statement on Form S-1 and other relevant materials in connection with the transaction (when they become available), and any other documents filed by AGBA with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Contacts

For AGBA Acquisition Limited:

Gordon Lee, CEO

gordonlee9520@yahoo.com

+852 6872 0258

For TAG Holdings Limited:

Wing Fai Ng, President

Wfng@oneplatform.com.hk

+852 3601 8363

SOURCE AGBA Acquisition Limited

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